                                                                    EXHIBIT 10.1

                                PLEDGE AGREEMENT
                                ----------------


                                                              December ___, 1998


Krieger & Prager, As Agent
319 Fifth Avenue
New York, NY 10016

Attention: Samuel Krieger

Gentlemen:

     1.   Pledge.  The undersigned (the "Pledgor"), as an inducement for one or
          ------
more of your clients for whom you are acting as Agent (the "Pledgees"), to make loam, advances and extensions of credit to SHOPPING-COM, a California corporation (the "Debtor"), hereby pledges, grants a security interest in, mortgage, assign, transfer, deliver, set over and confirm unto you as Agent for the Pledgees, their successors and assigns, the shares of capital stock of the Debtor described in Exhibit A annexed hereto and made a part hereof, with attached stock powers duly endorsed to Pledgees, as collateral security for the payment in full when due of (i) all indebtedness of the Debtor under certain Notes or Debentures of the Debtor of even date herewith in the principal amount of $2,500,000 (the "Notes"), and (ii) all other obligations of the Debtor to the Pledgees, whether presently existing or hereafter arising (collectively, the "Obligations"). Pledgor warrants and represents that, except as set forth in
Section 19 or as noted on the reverse side of the certificate(s) or instrument(s) evidencing the foregoing securities, there are no restrictions upon the transfer of any of the foregoing securities and that Pledgor has the right to transfer said securities free of any encumbrance.

          Pledgor hereby agrees promptly to pledge and deposit hereunder with the Pledgees any stock or other securities declared as a dividend with respect to or issued as a split of any securities now or hereafter held in pledge hereunder and any additional property hereto pledged to the Pledgees by Pledgor, whether taken in substitution for or in addition to the above-described property. Such stock other securities and property shall stand pledged and assigned for the Obligations in the same manner as the property described in the first paragraph hereof. (All of the property described in this paragraph and in the first paragraph hereof is hereinafter called the "Pledged Stock").

     2.   Representations, Warranties and Covenants of the Pledgor.
          --------------------------------------------------------

     Pledgor hereby represents, warrants and covenants to the Pledgees as follows:

     (a) Except for the security interest and pledge hereunder, upon delivery of the Pledged Stock to the Pledgees, the Pledgor is, or to the extent that certain of the Pledged Stock is to be acquired after the date hereof, will be the sole owner of the Pledged Stock free from any adverse lion, security interest or encumbrance, and the Pledgor will defend the Pledged Stock against all claims and demands of all persons at any time claiming any interest therein.

     (b) The Pledgor will promptly pay any and all taxes, assessments and governmental charges upon the Pledged Stock prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Pledgor.

     (c) The Pledgor will not sell or otherwise assign, transfer or dispose of the Pledged Stock or any interest therein without the prior written consent of the Pledgees.

     (d) Except for the security Interest and pledge hereunder, the Pledgor will keep the Pledged Stock free from any adverse lien, security interest or encumbrance.

     (e) The Pledged Stock is duly and validly issued, fully paid and nonassesssable, and each certificate evidencing Pledged Stock is issued in the name of Pledgor.

     (f) The Debtor will not issue any shares of its capital stock or any securities or rights to acquire such shares or securities to Pledgor, and any such issuance shall not be effective, unless, the same shall be pledged to the Pledgees as additional security under this Pledge Agreement pursuant to documents in form and substance satisfactory to the Pledgees.

     3.   Voting Power, Dividends, Etc.
          -----------------------------

     (a) Unless and until an Event of Default (as defined below) has occurred, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock, and the Pledgor shall be entitled to receive and retain any dividends or distributions on the Pledged Stock except:

          (i)  stock dividends;

          (ii) dividends payable in securities or other property (except cash dividends);

          (iii) dividends or distributions on dissolution or on partial or total liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus; and

          (iv) other securities issued with respect to or in lieu of the Pledged Stock (whether upon conversion of the convertible securities included therein or through stock split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

The Pledgees shall have the right to receive and retain all dividends, interest and other payments and distributions made upon of with respect to the Pledged Stock, except those which the Pledgor is specifically authorized to receive as provided above, and the Pledgor shall take an such action as may be necessary or appropriate to give effect to such right. From time to time, upon receiving a written request from the Pledgor accompanied by a certificate signed by the Pledgor stating that no Event of Default has occurred and/or is continuing, the Pledgees shall deliver to the Pledgor suitable assignments and orders for the payment to the Pledgor (or upon its order) of all dividends, interest and other payments and distributions to which the Pledgor is entitled as aforesaid, upon or with respect to any Pledged Stock which is registered in the Pledgees' name.

     (b) Any provisions herein to the contrary notwithstanding, if any Event of Default (or, as to subsection (ii) below, an event which, with the passage of time and/or the giving of notice, or both, would constitute an Event of Default) shall have occurred, then and whether or not any holder of the Note or the Obligations exercise any available option to declare the Note or the Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Pledge Agreement, the Note or any agreement evidencing or securing any of the Obligations:

          (i) The Pledgees, or their respective nominee or nominees, shall forthwith, without further act on the part of any person, have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock and shall exercise such powers in such manner as the Pledgees, in their sole discretion, shall determine to be necessary, appropriate or advisable, and if the Pledgees shall so request in writing, the Pledgor agrees to execute and deliver to the Pledgees such other and additional powers, authorizations, proxies, dividends and such other documents as the Pledgees may request to secure to the Pledgees' the rights, powers and authorities intended to be conferred upon the Pledgees by this subsection (b); and

          (ii) All dividends and other distributions on the Pledged Stock shall be paid directly to the Pledgees and retained by it as part of its Pledged Stock, subject to the terms of this Pledge Agreement, and if the Pledgees shall so request in writing, the Pledgor agrees to execute and deliver to the Pledgees appropriate additional dividend, distribution and other orders and documents to that end.

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     4.   Sale of Pledged Stock After an Event of Default.
          -----------------------------------------------

          If any Event of Default shall have occurred, and the principal amount of the Note or any of the Obligations shall have been declared forthwith due and payable, then unless the Note and the Obligations shall have been paid in full, the Pledgees may, in their sole discretion, without further demand, advertisement or notice, except as expressly provided for in subsection (a) of this Section 4, (i) apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in Section 5 hereof, and
(ii) if there shall be no such cash or the cash so applied shall be insufficient to make in full all payments provided in subsections (a) and (b) of Section 5 hereof.

     (a) Sell the Pledged Stock, or any part thereof, in one or more Sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Pledgees, at the Pledgees' place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Pledgees shall, in their sole discretion, determine, and the Pledgees may be the purchaser of any or all of the Pledged Stock so sold. Upon any such sale the Pledgees shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold. Each purchaser (including, without limitation, the Pledgees) at any such sale shall hold the Pledged Stock so sold absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of the Pledgor, which the Pledgor hereby specifically waives, to the extent it may lawfully do so, and all rights of redemption, stay or appraisal which Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. The Pledgees shall give the Pledgor at least ten (10) days prior written notice of any such public or private sale. Any such public sale shall be held at such time or times within ordinary business hours as the Pledgees shall fix in the notice of such sale.
At any such public or private sale the Pledged Stock may be sold in one lot as an entirety or in separate parcels. The Pledgees shall not be obligated to make any sale pursuant to any such notice. The Pledgees may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Stock for credit or for future delivery, the Pledged Stock so sold may be retained by the Pledgees until the selling price is paid by the purchaser thereof, but the Pledgees shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold, and in case of any such failure, such Pledged Stock may again be sold under and pursuant to the provisions hereof; or

     (b) Proceed by a suit or suits at law or in equity to foreclose upon this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

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If at any time when the Pledgees shall determine to exercise their right to sell all or any part of the Pledged Stock pursuant to Section 4(a) hereof, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities. Act of 1933, as from time to time in effect (the "Securities Act"), the Pledgees, in their sole and absolute discretion, are hereby expressly authorized to sell such Pledged Stock or such part thereof by private sale in such manner and under such circumstances as the Pledgees may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgees, in their sole and absolute discretion, (x) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or such part thereof shall have been filed under such Securities Act; (y) may approach and negotiate with a restricted number of potential purchasers to effect such sale; and (z) may restrict such sale to purchasers as to their number, nature of business and investment intention, including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Pledgees that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof, it being understood that the Pledgees may require the Pledgor, and the Pledgor hereby agrees upon the written request of the Pledgees, to cause: (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Stock represented thereby has not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities, or (ii) the issuance of stop transfer instructions to the transfer agent of any issuer (each an "Issuer") of such securities, if any, with respect to the Pledged Stock, or if the Issuer transfers its own securities, a notation in the appropriate records of such Issuer, and that the Pledgees may require to be obtained, and the Pledgor will cooperate with the Pledgees in obtaining from the purchasers a signed written agreement that the Pledged Stock will not be sold without registration or other compliance with the requirements of the Securities Act.
In the event of any such sale, the Pledgor does hereby consent and agree that the Pledgees shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgees, in their sole and absolute discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration under the Securities Act.

     The Pledgees as attorney-in-fact pursuant to Section 6 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Stock sold pursuant to this Section 4. The Pledgor shall, if so requested by the Pledgees, ratify and confirm any sale or sales by executing and delivering to the Pledgees, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Pledgees, be advisable for the purpose.

     The receipt of the Pledgees for the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Pledged Stock, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication, necessity, expediency or regularity of any such sale.

     Except as otherwise provided herein, the Pledgor shall have such rights of redemption as are afforded by the Uniform Commercial Code as then in effect in the State of Now York.

     5.   Application of Proceeds.
          -----------------------

     The proceeds of any sale, or of collection, of all or any part of the Pledged Stock shall be applied by the Pledgees, without any marshaling of assets, in the following order:

     (a) first, to the payment of all of the reasonable com and expenses of such sale, including, without limitation, reasonable attorneys' fees, and all other expenses, liabilities and advances reasonably made or incurred by the Pledgees in connection therewith; and

     (b) second, to the payment of the Obligations in such order as the Pledgees shall determine, until payment in full thereof, and

     (c) finally, to the payment to the Pledgees, their respective successors or assigns, or their respective heirs, executors or administrators, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction way direct, of any surplus remaining from such proceeds after payments of the character referred to in subsections (a) and (b) of this
Section 5 shall have been made.

     6.   Pledgees Appointed Attorney-In-Fact.
          -----------------------------------

     Effective upon the occurrence of an Event of Default, the Pledgees, their successors and assigns, are hereby appointed the attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest, including, without limitation, the power:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to be owed due upon or by virtue thereof,

     (b) to receive, take, endorse, assign and deliver any and all checks, notes, draft documents and other negotiable and non-negotiable instruments and chattel paper taken of received by the Pledgees in connection therewith;

     (c) to settle, compromise, prosecute or defend any action or proceeding with respect thereto; and

     (d) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon.

     7.   No Waiver.
          ---------

     No failure on the part of the Pledgees to exercise, and no delay on the part of the Pledgees in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgees of any right, power or remedy hereunder preclude the single or partial exercise by the Pledgees of any other or further right, power or remedy. no remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     8.   Termination of Pledge.
          ---------------------

     When all of the Obligations, including, without limitation, the Note, shall have been paid in full, this Pledge Agreement shall terminate. The Pledgees shall forthwith assign, transfer and deliver to the Pledgor or its respective successors or assigns without representation, warranty or recourse, against appropriate receipts, all the Pledged Stock, ir any, then held by the Pledgees in pledge hereunder, free and clear of all liens and encumbrances created by the Pledgees or its representatives. This provision shall survive the termination of this Pledge Agreement.

     9.   Governing Law; Consent to Jurisdiction
          --------------------------------------

     (a) This Pledge Agreement shall in all respects be construed and interpreted in accordance with and governed by the laws of the State of New York.

     (b) The Pledgor to the extent that Pledgor may lawfully do so, hereby submits to the jurisdiction of any courts, federal or state, sitting in the State of New York, as well as to the Jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Pledgor's obligations under or with respect to this Pledge Agreement, and Pledgor expressly waives any and all objections Pledgor may now or hereafter have as to the venue in any of such courts. The Pledgor also waives trial by jury in any such action or proceeding.

     10.  Successors and Assigns.
          ----------------------

     This Pledge Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, legal representatives, executors and administrators of the Pledgor and the Pledgees, and any subsequent holder of the Note or the Obligations.

     11.  Additional Instruments and Assurance.
          ------------------------------------

     Pledgor hereby agrees, at Pledgor's own expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Pledgees may reasonably request to effect the purposes of this Pledge Agreement and to secure to the Pledgees, and to all persons who may from time to time be, the holder of the Note or the Obligations, the benefits of all right, authorities and remedies conferred upon the Pledgees by the terms of this Pledge Agreement.

     12.  Future Holders of Note.
          ----------------------

     This Pledge Agreement is for the benefit of any and all future holders of the Note or the Obligations in addition to the Pledgees, each of whom shall, without further act, become a party hereto by becoming a holder of the Note of the Obligations.

     13.  Obligations of Each Pledgor
          ---------------------------

     Any and all references to the "Pledgor" herein shall be deemed to refer to the Pledgor executing this Pledge Agreement and all obligations of the Pledgor hereunder shall apply to the Pledgor.

     14.  Notices.
          -------

     All notices, requests, demands, consents or other communications given hereunder or in connection herewith shall be in writing and sent by certified mail, return receipt requested, postage prepaid, addressed to the Pledgor at the address set forth below, and if to the Pledgees, addressed to the Pledgees at their principal offices set forth above. The Pledgor or the Pledgees may, by notice given as aforesaid, change their address for all subsequent notices. Notice shall be deemed given on the earlier to occur of: (i) the third day following deposit thereof in the mail as aforesaid, or (ii) receipt by the party to whom such notice is directed.

     15.  Separability.
          ------------

     In case any one or more of the provisions of this Pledge Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Pledge

Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     16.  Events of Default.
          -----------------

     The Pledgor shall be in default under this Pledge Agreement upon the occurrence of any of the following events (an "Event of Default"):

     (a) if any representation or warranty made by the Pledgor in this Pledge Agreement shall be false or misleading in any material respect;

     (b) if the Pledgor fails to duly observe or perform any covenant, condition or agreement contained in this Agreement and on Pledgor's part to be observed or performed, which default continues unremedied for five (5) days after the earlier to occur of (i) the discovery by the Pledgor, or any of them, of such default, or (ii) written notice thereof from the Pledgees to the Pledgor;

     (c)  the occurrence of an Event of Default as defined in the Note; or

     (d) the occurrence of an Event of Default as defined in any of the other documents reflecting the Obligations.

     17.  Cumulative Remedies; Indemnification.
          ------------------------------------

     The rights, powers and remedies provides herein in favor of Pledgees shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Pledgees existing at law or in equity, including (without limitation) all of the rights powers and remedies available to a secured party under any law or regulation. The Pledgor shall pay, indemnify and hold harmless the Pledgees from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may be imposed on, incurred by or asserted against the Pledgor in any way relating to or arising out of any misrepresentation by the Pledgor hereunder or any failure of the Pledgor to perform and observe its obligations hereunder. The obligation of the Pledgor under this Section 17 shall survive the payment in full of the Obligations and the termination of this Pledge Agreement.

     18.  Readings.
          --------

     The headings of the Sections of this Pledge Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation or this Pledge Agreement.

     19.  Governmental.
          ------------

     Anything to the contrary contained herein notwithstanding, the Pledgees will not take any action pursuant to this Pledge Agreement which would constitute or result in any assignment of a governmentally issued license or any transfer of control of any entity owned or controlled by the Debtor if such assignment of license or transfer of control would require under then existing law the prior approval of a government agency (the "Agency"), without first obtaining such approval of the Agency. The Pledgor agrees to take any action which the Pledgees may request in order that the Pledgees obtain and enjoy the full rights and benefits granted to the Pledgees; by this Agreement, including, specifically, at the Pledgor's own cost and expense, the use of Pledgor's best efforts to assist and cooperate in obtaining approval of the Agency for any action or transaction contemplated by this Agreement which is then required by law, and specifically, without limitation, upon request, to prepare, sign (or cause to be signed) and file with the Agency any portion of any application or applications for consent to the assignment of license or transfer of control required to be signed by the Pledgor, the Debtor, its officers and/or directors, and necessary or appropriate under the Agency's rules and regulations for approval of (a) any sale or sales of the Pledged Stock by or on behalf of the Pledgees or the holder of the Note and the Obligations or (b) any assumption by the Pledgees of Voting rights or management rights in the Pledged Stock.

     20.  Additional Terms.
          ----------------

     (a) Pledgor acknowledges that Krieger & Prager is acting as agent for the Pledgees. The Agent has acted as legal counsel for the Pledgees and the Placement Agent in the transaction between the Debtor and the Pledgees, and may continue to act as legal counsel for such parties, from time to time, notwithstanding its duties as the Agent hereunder. Pledgor consents to the Agent acting in such capacity as legal counsel for the Pledgees and the Placement Agent and waives any claim that such representation represents a conflict of interest on the part of the Agent. Pledgor understands that the Pledgees and the Agent are relying explicitly on the foregoing provisions in entering into these transactions wit the Debtor and accepting this Pledge Agreement, as the case may be.

     (b) With respect to the terms of this Pledge Agreement or any matter arising thereunder, Krieger & Prager shall use the same degree of care and skill in their exercise as reasonable men use in the conduct of their own affairs; provided, however, that notwithstanding the foregoing, on the event that Krieger & Prager shall have received written notice from the holders in excess of 66-2/3% or more of the Notes, to act or refrain from acting under the terms of the Pledge Agreement, Krieger & Prager shall be bound by such written direction, notwithstanding the foregoing provisions of this Pledge Agreement.

     Please indicate you receipt of the property described in the first paragraph hereof and you agreement to the terms and provisions hereof by executing this Pledge Agreement in the space provided below.

                                                 /s/ Robert J. McNulty
                                            -------------------------------
                                                 Name:  Robert McNulty
Accepted and agreed to as of
the date first above written

KRIEGER & PRAGER


By:    /s/   Illegible
   -------------------------------
           Name:

                                   EXHIBIT A

                                 PLEDGED STOCK
                                 -------------



                                     T/B/S